UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
November 16, 2007 (November 15, 2007)
Brown-Forman Corporation
(Exact name of registrant as specified in its charter)

Delaware	002-26821	61-0143150

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (502) 585-1100
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-3(II) BYLAWS OF BROWN-FORMAN CORPORATION, AS AMENDED THROUGH NOVEMBER 15, 2007
Ex-99.1 Press release

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 15, 2007, the Board of Directors of Brown-Forman Corporation (the “Company”) adopted certain resolutions that will enable the Company to participate in a direct registration system (“DRS”) on or before January 1, 2008, as required by New York Stock Exchange Rule 501.00(B). In connection therewith, the Board amended the Company’s Bylaws to permit the issuance and transfer of shares of the Company’s capital stock in an uncertificated form.
Specifically, the Board amended and replaced in its entirety Article V of the Company’s Bylaws as follows:
“ARTICLE V.
CAPITAL STOCK.
          SECTION 5.1 Certificates. Shares of the capital stock of the corporation may be certificated or uncertificated, as provided under the General Corporation Law of the State of Delaware. Each stockholder, upon written request to the transfer agent or the registrar of the corporation, shall be entitled to a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical. Upon a holder’s request, the corporation shall provide evidence of ownership of such holder’s uncertificated shares.
          SECTION 5.2 Transfer of Stock. Upon the surrender of any certificate for transfer of stock, such certificate shall be conspicuously marked on its face “Cancelled” and filed with the permanent stock records of the corporation. In order to surrender any certificate for transfer of stock, such certificate must include an assignment and power of transfer endorsed thereon or attached thereto, duly executed and with such proof of authenticity of the signature as the corporation or its agents may reasonably require. Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the shareholder entitled thereto and the transaction shall be recorded upon the books of the corporation. The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make or authorize such agent to make all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock.
          SECTION 5.3 Notice of Issuance or Transfer. As required under Delaware law, within a reasonable time after the issuance or transfer of uncertificated stock, the corporation shall send or cause to be sent to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Delaware state law or a statement that the corporation will furnish without charge to each stockholder who so requests, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
          SECTION 5.4 Signatures. The certificates of stock shall be signed by the Chairman of the Board or the President or a Vice President and by the

Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer (except that where any such certificate is signed by a transfer agent and by a registrar, the signatures of any such Chairman of the Board, President, Vice President, Secretary, Treasurer, Assistant Secretary or Assistant Treasurer may be facsimile, engraved or printed), and shall be countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.
          SECTION 5.5 Lost, Stolen or Destroyed Certificates. No shares of stock in the corporation (whether certificated or uncertificated) shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of such loss, theft or destruction and upon delivery to the corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board in its discretion may require.
          SECTION 5.6 Stock Records. A record shall be kept of the respective names of the persons, firms or corporations owning the corporation’s stock whether or not represented by certificates, the number and class of shares owned thereby, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation.”
The Company’s Bylaws, as so amended through November 15, 2007, are attached as Exhibit 3 (ii) to this report and are incorporated by reference into this Item 5.03.
Item 7.01 Regulation FD Disclosure
On November 15, 2007, the Company issued a press release announcing that its Board approved a 12.4% increase in the quarterly cash dividend on the Company’s Class A and Class B Common Stock, from $0.3025 cents to $0.34 cents per share. As a result, the indicated annual cash dividend will rise from $1.21 per share to $1.36 per share. Stockholders of record on December 5, 2007 will receive the cash dividend on January 1, 2008. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein in its entirety by this reference.
This information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
Exhibit 3 (ii)   Bylaws of Brown-Forman Corporation, as amended through November 15, 2007
Exhibit 99.1   Press released, dated November 15, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brown-Forman Corporation
(Registrant)
November 16, 2007	/s/ Nelea A. Absher
(Date)	Nelea A. Absher
Vice President and Assistant Corporate Secretary

Exhibit Index
3 (ii)   Bylaws of Brown-Forman Corporation, as amended through November 15, 2007
99.1   Press release, dated November 15, 2007